EXHIBIT 99.1

                Computational Materials and/or ABS Term Sheet.



                                            CMO CW BSS2 SH                                                                 Goldman
                                                                                                                           Sachs
                                        Scenario Report (Intex)

                                                                               Generated: 09/21/2005 15:14:13          Page 1 of 1
==================================================================================================================================
CUSIP               Monthly                        As  Of         9/05         Pricing          9/20/05   Original   62,916,000.00
Description: Accretion Directed,Senior,Tac,Companion                           Settle           9/29/05   Balance    62,916,000.00
Coupon:        5.500%                                                          Next Proj       10/25/05   Factor        1.00000000
Collateral:    Cpn 5.50    WAC 5.95   WAM 360    WALA 0                        Stated Final      0/0/00    Delay                24
Historical CPR's: 9/05=    8/05=   7/05=    3mo=    6mo=    12mo=      SI=
Curve: 3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=
----------------------------------------------------------------------------------------------------------------------------------

     Input     Output           PSA           PSA          PSA           PSA          PSA          PSA            PSA          PSA
   -------    -------    ----------    ----------   ----------    ----------   ----------   ----------     ----------    ----------
    PREPAY                      300           100          200           400          500          600            700          800
   Cleanup                       NO            NO           NO            NO           NO           NO             NO           NO
              Av Life         2.290        11.429        4.053         2.034        1.751        1.557          1.414        1.303
     Price     Window    10/05-8/09    10/05-4/21   10/05-2/15   10/05-11/08   10/05-4/08  10/05-12/07    10/05-10/07    10/05-8/07
     99-22      Yield         5.537         5.557        5.548         5.534        5.530        5.526          5.522        5.519
    99-22+      Yield         5.530         5.555        5.543         5.526        5.520        5.515          5.511        5.506
     99-23      Yield         5.522         5.553        5.538         5.518        5.511        5.504          5.499        5.493
    99-23+      Yield         5.515         5.551        5.534         5.509        5.501        5.494          5.487        5.481
     99-24      Yield         5.507         5.549        5.529         5.501        5.491        5.483          5.475        5.468
    99-24+      Yield         5.500         5.547        5.525         5.492        5.482        5.472          5.463        5.455

     99-25      Yield         5.492         5.545        5.520         5.484        5.472        5.461          5.452        5.442
    99-25+      Yield         5.485         5.543        5.516         5.476        5.463        5.451          5.440        5.430
     99-26      Yield         5.477         5.541        5.511         5.467        5.453        5.440          5.428        5.417
    99-26+      Yield         5.470         5.540        5.507         5.459        5.443        5.429          5.416        5.404
     99-27      Yield         5.462         5.538        5.502         5.451        5.434        5.418          5.404        5.391

    99-27+      Yield         5.455         5.536        5.497         5.442        5.424        5.408          5.393        5.379
     99-28      Yield         5.447         5.534        5.493         5.434        5.414        5.397          5.381        5.366
    99-28+      Yield         5.440         5.532        5.488         5.426        5.405        5.386          5.369        5.353
     99-29      Yield         5.432         5.530        5.484         5.417        5.395        5.376          5.357        5.341
    99-29+      Yield         5.425         5.528        5.479         5.409        5.386        5.365          5.346        5.328

     99-30      Yield         5.417         5.526        5.475         5.401        5.376        5.354          5.334        5.315
    99-30+      Yield         5.410         5.524        5.470         5.392        5.366        5.343          5.322        5.302
     99-31      Yield         5.402         5.522        5.466         5.384        5.357        5.333          5.310        5.290
    99-31+      Yield         5.395         5.520        5.461         5.376        5.347        5.322          5.299        5.277
    100-00      Yield         5.387         5.519        5.457         5.367        5.338        5.311          5.287        5.264






All information contained herein, whether regarding assets backing any sec urities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it.Certain transactions give rise to substantial risk and are not suitable We, or perso ns for all investors. involved in the preparation or issuance of this material, may from time to time, ve long or short positions in, and buy or sell, securities, tical ha futures or options iden with or related to those mentioned herein. We make no representation that any tra nsaction can or could be effected at the indicated prices. This material may be fi led with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material The information herein has been pro vided solely by Goldman, Sachs & Co., acting as underwriter and not as only. agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the c ollateral furnished by Neither the issuer of the certificates nor the issuer. Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the acy or completeness of the information The information contained in accur herein. this m aterial may be based on assumptions regarding market conditions and other matters as r eflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual arket conditions or events, and this material should not be relied upon m for such pu rposes. In addition, we mutually agree that, subject to applicable law, you may ose any and all aspects of any potential transaction or structure discl described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this mate rial may be obtained upon request.



                                   CMO GS PJSW2 5F1                                                                        Goldman
                                                                                                                           Sachs
                                Scenario Report (Intex)
                                                                            Generated: 09/19/2005 13:05:12              Page 1 of 1
===================================================================================================================================
CUSIP                   Monthly                     As Of        9/05       Pricing         9/16/05     Original     109,997,142.86
Description:   Senior                                                       Settle          9/29/05     Balance      109,997,142.86
Coupon:        5.250%                                                       Next Proj      10/25/05     Factor           1.00000000
Collateral:    Cpn 5.50      WAC 5.95     WAM 360      WALA 0               Stated Final     0/0/00     Delay                    24
Historical CPR's:    9/05=     8/05=    7/05=      3mo=     6mo=     12mo=      SI=
Curve: 3m= 6m=          1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=
-----------------------------------------------------------------------------------------------------------------------------------

      Input    Output           CPR           CPR          CPR          CPR           CPR         CPR            CPR           CPR
     ------   -------    ----------    ----------   ----------   ----------    ----------  ----------     ----------     ----------
     PREPAY                       6             8           10           12            15          20             25            30
     01MLIB     3.796            +0            +0           +0           +0            +0          +0             +0            +0
              Av Life         4.295         3.258        2.629        2.208         1.776       1.326          1.047         0.857
      Price    Window    10/05-4/16    10/05-5/13   10/05-9/11   10/05-8/10    10/05-9/09  10/05-9/08     10/05-1/08     10/05-8/07
     100-06     Yield         5.159         5.119        5.079        5.039         4.979       4.874          4.764         4.648

    100-06+     Yield         5.154         5.113        5.072        5.031         4.969       4.862          4.749         4.629
     100-07     Yield         5.150         5.108        5.065        5.023         4.960       4.849          4.733         4.610
    100-07+     Yield         5.146         5.102        5.059        5.016         4.950       4.837          4.717         4.591
     100-08     Yield         5.141         5.097        5.052        5.008         4.941       4.824          4.702         4.572
    100-08+     Yield         5.137         5.091        5.045        5.000         4.931       4.812          4.686         4.553

     100-09     Yield         5.133         5.086        5.039        4.992         4.922       4.799          4.670         4.534
    100-09+     Yield         5.128         5.080        5.032        4.985         4.912       4.787          4.655         4.515
     100-10     Yield         5.124         5.075        5.026        4.977         4.903       4.774          4.639         4.496
    100-10+     Yield         5.120         5.069        5.019        4.969         4.893       4.762          4.623         4.477
     100-11     Yield         5.116         5.064        5.012        4.961         4.884       4.749          4.608         4.458

    100-11+     Yield         5.111         5.058        5.006        4.954         4.874       4.737          4.592         4.439
     100-12     Yield         5.107         5.053        4.999        4.946         4.865       4.724          4.576         4.420
    100-12+     Yield         5.103         5.048        4.993        4.938         4.855       4.712          4.561         4.401
     100-13     Yield         5.098         5.042        4.986        4.930         4.846       4.699          4.545         4.382
    100-13+     Yield         5.094         5.037        4.979        4.923         4.836       4.687          4.529         4.363

     100-14     Yield         5.090         5.031        4.973        4.915         4.827       4.674          4.514         4.344
    100-14+     Yield         5.085         5.026        4.966        4.907         4.817       4.662          4.498         4.325
     100-15     Yield         5.081         5.020        4.960        4.899         4.808       4.649          4.482         4.306
    100-15+     Yield         5.077         5.015        4.953        4.892         4.799       4.637          4.467         4.287
     100-16     Yield         5.073         5.009        4.946        4.884         4.789       4.624          4.451         4.268





All information contained herein, whether regarding assets backing any sec urities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it. Certain give rise to substantial risk and are not suitable We, or ns involved transactionfor all investors. perso in the preparation or issuance of this material, may from time ve long or short positions in, and buy or sell, securities, tical with or to time, ha futures or options iden related to those mentioned herein. We make no representation that any tra nsaction can or could be effected at the indicated prices. This material may be fi led with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material The information herein has been pro vided solely by Goldman, Sachs & Co., acting as underwriter and not as only. agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the c ollateral Neither the issuer of the certificates nor Gold furnished by the issuer. man, Sachs & Co. nor any of their affiliates makes any representation as acy or completeness of the information The information contained in this m to the accur herein. aterial may be based on assumptions regarding market conditions and other matters as r eflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide arket conditions or events, and this material should not be relied upon for with actual m such pu rposes. In addition, we mutually agree that, subject to applicable law, ose any and all aspects of any potential transaction or structure described you may discl herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this mate rial may be obtained upon request.



                                   CMO GS PJSW2 5F1                                                                        Goldman
                                                                                                                           Sachs
                                Scenario Report (Intex)
                                                                            Generated: 09/19/2005 13:04:08              Page 1 of 1
===================================================================================================================================
CUSIP                   Monthly                     As Of        9/05       Pricing         9/16/05   Original   109,997,142.86
Description: Senior                                                         Settle          9/29/05   Balance    109,997,142.86
Coupon: 5.250%                                                              Next Proj      10/25/05   Factor         1.00000000
Collateral: Cpn         5.50 WAC 5.95               WAM 360    WALA 0       Stated Final     0/0/00   Delay                  24
Historical CPR's:       9/05=      8/05=            7/05= 3mo= 6mo=         12mo= SI=
Curve: 3m= 6m=          1yr= 2yr= 3yr= 4yr= 5yr= 7yr=          10yr= 30yr=
-----------------------------------------------------------------------------------------------------------------------------------

       Input   Output           PSA           PSA          PSA           PSA          PSA          PSA            PSA          PSA
      ------  -------    ----------    ----------   -----------   -----------    ----------   ----------   ----------   ----------
      PREPAY                    300           100           200           400           500          600          700          800
      01MLIB    3.796            +0            +0            +0            +0            +0           +0           +0           +0
              Av Life         2.543         5.361         3.267         2.158         1.912        1.737        1.604        1.496
       Price   Window    10/05-3/10    10/05-7/17   10/05-12/11    10/05-5/09   10/05-11/08   10/05-7/08   10/05-4/08   10/05-2/08
      100-06    Yield         5.075         5.186         5.122         5.037         5.004        4.975        4.949        4.925

     100-06+    Yield         5.068         5.182         5.116         5.029         4.995        4.966        4.939        4.913
      100-07    Yield         5.061         5.179         5.111         5.021         4.986        4.956        4.928        4.902
     100-07+    Yield         5.054         5.175         5.106         5.013         4.978        4.946        4.918        4.891
      100-08    Yield         5.048         5.172         5.100         5.005         4.969        4.937        4.908        4.880
     100-08+    Yield         5.041         5.168         5.095         4.997         4.960        4.927        4.897        4.869

      100-09    Yield         5.034         5.165         5.090         4.989         4.951        4.917        4.887        4.858
     100-09+    Yield         5.028         5.161         5.084         4.982         4.942        4.908        4.876        4.847
      100-10    Yield         5.021         5.157         5.079         4.974         4.934        4.898        4.866        4.836
     100-10+    Yield         5.014         5.154         5.073         4.966         4.925        4.889        4.856        4.825
      100-11    Yield         5.007         5.150         5.068         4.958         4.916        4.879        4.845        4.814

     100-11+    Yield         5.001         5.147         5.063         4.950         4.907        4.869        4.835        4.803
      100-12    Yield         4.994         5.143         5.057         4.942         4.899        4.860        4.825        4.792
     100-12+    Yield         4.987         5.140         5.052         4.935         4.890        4.850        4.814        4.781
      100-13    Yield         4.980         5.136         5.047         4.927         4.881        4.841        4.804        4.770
     100-13+    Yield         4.974         5.133         5.041         4.919         4.872        4.831        4.794        4.758

      100-14    Yield         4.967         5.129         5.036         4.911         4.864        4.821        4.783        4.747
     100-14+    Yield         4.960         5.126         5.031         4.903         4.855        4.812        4.773        4.736
      100-15    Yield         4.954         5.122         5.025         4.896         4.846        4.802        4.763        4.725
     100-15+    Yield         4.947         5.119         5.020         4.888         4.837        4.793        4.752        4.714
      100-16    Yield         4.940         5.115         5.014         4.880         4.828        4.783        4.742        4.703



All information contained herein, whether regarding assets backing any sec urities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors. We, or perso ns involved in the preparation or issuance of this material, may from time to time, ha ve long or short positions in, and buy or sell, securities, futures or options iden tical with or related to those mentioned herein. We make no representation that any tra nsaction can or could be effected at the indicated prices. This material may be fi led with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been pro vided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the c ollateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accur acy or completeness of the information herein. The information contained in this m aterial may be based on assumptions regarding market conditions and other matters as r eflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual m arket conditions or events, and this material should not be relied upon for such pu rposes. In addition, we mutually agree that, subject to applicable law, you may discl ose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this mate rial may be obtained upon request.


                                   CMO GS PJSW2 5F1                                                                        Goldman
                                                                                                                           Sachs
                                Scenario Report (Intex)
                                                                            Generated: 09/19/2005 14:21:09              Page 1 of 1
===================================================================================================================================
CUSIP                   Monthly                     As Of        9/05       Pricing         9/16/05     Original    101,883,428.57
Description: Senior                                                         Settle          9/29/05     Balance     101,883,428.57
Coupon:      5.250%                                                         Next Proj      10/25/05     Factor          1.00000000
Collateral:  Cpn    5.50    WAC 5.95   WAM 360    WALA 0                    Stated Final     0/0/00     Delay                   24
Historical CPR's:   9/05=  8/05=  7/05=  3mo=  6mo=  12mo=   SI=
Curve: 3m= 6m= 1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=
-----------------------------------------------------------------------------------------------------------------------------------

      Input      Output          PSA           PSA          PSA          PSA           PSA          PSA          PSA          PSA
      ------    -------  -----------   -----------   ----------   -----------   ----------   ----------   ----------   ----------
      PREPAY
      01MLIB      3.704           +0           +0            +0           +0            +0           +0           +0            +0
                Av Life        2.404        4.900         3.055        2.050         1.822        1.659        1.533         1.431
       Price     Window  10/05-11/09   10/05-3/16    10/05-5/11   10/05-2/09    10/05-8/08   10/05-5/08   10/05-2/08   10/05-12/07
      100-10      Yield        5.006        5.146         5.065        4.957         4.916        4.880        4.847         4.815

     100-10+      Yield        4.998        5.142         5.059        4.949         4.907        4.870        4.836         4.804
      100-11      Yield        4.991        5.139         5.053        4.941         4.898        4.860        4.825         4.792
     100-11+      Yield        4.984        5.135         5.048        4.933         4.889        4.850        4.814         4.781
      100-12      Yield        4.977        5.131         5.042        4.925         4.880        4.840        4.803         4.769
     100-12+      Yield        4.970        5.127         5.036        4.916         4.870        4.830        4.793         4.758

      100-13      Yield        4.963        5.123         5.031        4.908         4.861        4.820        4.782         4.746
     100-13+      Yield        4.956        5.120         5.025        4.900         4.852        4.810        4.771         4.735
      100-14      Yield        4.949        5.116         5.019        4.892         4.843        4.800        4.760         4.723
     100-14+      Yield        4.942        5.112         5.014        4.884         4.834        4.790        4.749         4.711
      100-15      Yield        4.935        5.108         5.008        4.875         4.825        4.780        4.739         4.700

     100-15+      Yield        4.928        5.104         5.002        4.867         4.815        4.770        4.728         4.688
      100-16      Yield        4.921        5.101         4.997        4.859         4.806        4.760        4.717         4.677
     100-16+      Yield        4.913        5.097         4.991        4.851         4.797        4.750        4.706         4.665
      100-17      Yield        4.906        5.093         4.985        4.843         4.788        4.740        4.695         4.654
     100-17+      Yield        4.899        5.089         4.979        4.834         4.779        4.730        4.685         4.642

      100-18      Yield        4.892        5.086         4.974        4.826         4.770        4.720        4.674         4.631
     100-18+      Yield        4.885        5.082         4.968        4.818         4.761        4.710        4.663         4.619
      100-19      Yield        4.878        5.078         4.962        4.810         4.751        4.700        4.652         4.608
     100-19+      Yield        4.871        5.074         4.957        4.802         4.742        4.690        4.642         4.596
      100-20      Yield        4.864        5.070         4.951        4.793         4.733        4.680        4.631         4.585

     100-20+      Yield        4.857        5.067         4.945        4.785         4.724        4.670        4.620         4.573
      100-21      Yield        4.850        5.063         4.940        4.777         4.715        4.660        4.609         4.562
     100-21+      Yield        4.843        5.059         4.934        4.769         4.706        4.650        4.599         4.550
      100-22      Yield        4.836        5.055         4.928        4.761         4.697        4.640        4.588         4.539
     100-22+      Yield        4.829        5.052         4.923        4.752         4.687        4.630        4.577         4.527

      100-23      Yield        4.822        5.048         4.917        4.744         4.678        4.620        4.566         4.516
     100-23+      Yield        4.815        5.044         4.911        4.736         4.669        4.610        4.555         4.504
      100-24      Yield        4.808        5.040         4.906        4.728         4.660        4.600        4.545         4.493



All information contained herein, whether regarding assets backing any sec urities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is for your private information, and we are not soliciting any action based upon it. Certain transactions give rise to substantial risk and are not suitable for all investors. We, or perso ns involved in the preparation or issuance of this material, may from time to time, ha ve long or short positions in, and buy or sell, securities, futures or options iden tical with or related to those mentioned herein. We make no representation that any tra nsaction can or could be effected at the indicated prices. This material may be fi led with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Information contained in this material is current as of the date appearing on this material only. The information herein has been pro vided solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer or any of the issuer's affiliates, in reliance on information regarding the c ollateral furnished by the issuer. Neither the issuer of the certificates nor Gold man, Sachs & Co. nor any of their affiliates makes any representation as to the accur acy or completeness of the information herein. The information contained in this m aterial may be based on assumptions regarding market conditions and other matters as r eflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual m arket conditions or events, and this material should not be relied upon for such pu rposes. In addition, we mutually agree that, subject to applicable law, you may discl ose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this mate rial may be obtained upon request.